Exhibit 99.1

DOMINION HOMES, INC.

AMENDED AND RESTATED INCENTIVE GROWTH PLAN

NOTICE OF ELIGIBILITY AND PARTICIPATION AGREEMENT - 2007

To:	Douglas G. Borror

From:	Dominion Homes, Inc., Compensation Committee

Re:	Dominion Homes, Inc. Incentive Growth Plan

The Compensation Committee has designated you as a participant in the Dominion Homes, Inc. Incentive Growth Plan (“Plan”).

Our shareholders adopted the Plan [1] to provide incentive compensation to our most senior officers and [2] to ensure that the Company may deduct that incentive compensation when calculating its taxable income. To achieve these objectives, both you, as a Plan participant, and the Company must comply with procedures imposed by the IRS. This Notice describes those procedures. Please read this Notice carefully to ensure that you completely understand what must happen if you are to earn incentive compensation for 2007 and when this compensation, if earned, will be paid.

Note: As a condition of eligibility, you must return a signed copy of this form (see Section 3.00) to the Company’s Compensation Committee at the address shown in Section 3.00.

1.00	Your incentive compensation will be paid if certain conditions are met . . .

The Plan (and the IRS) require that the Compensation Committee establish:

•	The conditions that must be met if you are to receive incentive compensation under the Plan (“Performance Criteria”);

•	The period over which the Performance Criteria are to be met (“Performance Cycle”); and

•	The amount you will receive if the Performance Criteria are met.

1.01	The Company must achieve certain financial goals

Your incentive compensation for 2007 will depend on the Company’s corporate EBITDA, volume – units closed, corporate debt management, and customer satisfaction for the 2007 Performance Cycle. As described in Section 1.03, your incentive compensation has been allocated between each of these four elements.

1.02	And, these goals must be met during a limited period of time . . .

The Performance Cycle will be the Company’s 2007 fiscal year.

1.03	If these conditions are met, you will receive incentive compensation . . .

If the Performance Criteria described in Sections 1.03[1] and 1.03[2] are met at any time during the 2007 Performance Cycle (see Section 1.02), you will receive the incentive compensation described in these sections, subject to forfeiture as described in Section 1.03[6].

If the Performance Criteria described in Sections 1.03[3] and 1.03[4] are met at the end of the 2007 Performance Cycle (see Section 1.02), you will receive the incentive compensation described in these sections.

[1]	EBITDA (50%)

If the EBITDA Performance Criteria is met, you will receive incentive compensation in the following amount:

Category	Incentive Compensation Paid
Budget	No payout
Budget + $4,220,000	$56,250
Budget + $8,220,000	$112,500

[2]	Volume – Units Closed (20%)

If the Volume – Units Closed Performance Criteria is met, you will receive incentive compensation in the following amount:

Category	Incentive Compensation Paid
Budget	No payout
122% of Budget	$22,500
150% of Budget	$45,000

[3]	Corporate Debt Reduction (20%)

If the Corporate Debt Management Performance Criteria is met, you will receive incentive compensation in the following amount:

Category	Incentive Compensation Paid
Budget	No payout
$13.2 million reduction from Budget	$22,500
$28.2 million reduction from Budget	$45,000

[4]	Customer Satisfaction Performance Criteria (10%)

If the Customer Satisfaction Performance Criteria is met at the end of the Performance Cycle, you will receive incentive compensation in the following amount:

Category	Customer Satisfaction Achieved	Incentive Compensation Paid
Budget	95%	No payout
Target	96%	$11,250
Stretch	97%	$22,500

[5]	Limitation

If the Company’s EBITDA, volume – units closed, corporate debt level, or customer satisfaction fall between the levels specified in Sections 1.03[1] – [4], you will receive the amount associated with the next lowest stated increment (no incremental bonus amounts will be paid).

[6]	Forfeiture

If, after you have been paid your incentive compensation for 2007, the Company restates its financial statements such that any of the Performance Criteria specified in Sections 1.03[1] – [3] was not met during the Performance Period (or the Compensation Committee otherwise determines that any of these Performance Criteria was not met during the Performance Period), you must repay to the Company the incentive compensation you received pursuant to Sections 1.03[1] – [3], as applicable, within 30 days of the restatement or the Compensation Committee’s determination.

2.00	There are a few other rules . . .

The Plan imposes a few additional rules that may affect your incentive compensation:

•

If you die, Retire (i.e., terminate employment after age 55) or become disabled (as defined in the Company’s disability plan) during the 2007 Performance Cycle, you may receive Plan incentive compensation but only to the extent the Performance Criteria described in Sections 1.03[1] and 1.03[2] are met at any time during the 2007 Performance Cycle. In this case, you (or your beneficiary) will receive the amounts described in Sections 1.03[1] and 1.03[2] reduced to reflect the number of whole months that you worked during the 2007 Performance Cycle (e.g., if you worked only 50 percent of the 2007 Performance Cycle, you (or your beneficiary) would receive only 50 percent of the amounts described in Section 1.03[1] and 1.03[2]).

•

If you die, Retire (i.e., terminate employment after age 55) or become disabled (as defined in the Company’s disability plan) during the 2007 Performance Cycle, you may receive Plan incentive compensation but only to the extent the Performance Criteria described in Sections 1.03[3] and 1.03[4] are met at the end of the 2007 Performance Cycle. In this case, you (or your beneficiary) will receive the amounts described in Sections 1.03[3] and 1.03[4] reduced to reflect the number of whole months that you worked during the 2007 Performance Cycle (e.g., if you worked only 50 percent of the 2007 Performance Cycle, you (or your beneficiary) would receive only 50 percent of the amounts described in Sections 1.03[3] and 1.03[4]).

•

If you terminate employment before the end of the 2007 Performance Cycle for any reason other than death, retirement or disability, you will not receive any incentive compensation for the 2007 Performance Cycle, even if the Performance Criteria described in Section 1.03 are met.

•

If a “change in control” (as defined in the Plan) occurs during the 2007 Performance Cycle, you will receive 100 percent of your Target bonus amount regardless of whether (1) the Performance Criteria for the 2007 Performance Cycle have been met and (2) the 2007 Performance Cycle has been completed.

•

As of the end of the 2007 Performance Cycle, the Compensation Committee will review the extent to which Performance Criteria have been met and whether (and how much) incentive compensation is due under the Plan. The Compensation Committee will certify its conclusions to the Board.

•

Any incentive compensation you earn for 2007 will be paid in a lump sum no later than 90 days after the end of the 2007 Performance Cycle. However, if there is a change in control during the 2007 Performance Cycle, 100 percent of your Target bonus amount will be paid no later than 60 days after the change in control occurs.

•

You may designate a beneficiary to receive any Plan incentive compensation that becomes due after your death. This can be done by completing the attached beneficiary designation form. If you do not complete this form, any Plan incentive compensation due at your death will be paid to your surviving spouse or, if you leave no surviving spouse, to your estate.

3.00	You must sign this form . . .

Note: You will not receive any Plan incentive compensation unless you return a signed copy of this Notice to the Compensation Committee, c/o Christine A. Murry, Vice President, Corporate Counsel and Secretary of the Company, at the Company’s corporate offices, 5000 Tuttle Crossing Boulevard, Dublin, Ohio no later than March 31, 2007.

By signing below, I acknowledge that I understand the terms of the Dominion Homes, Inc. Incentive Growth Plan and the conditions that must be met before I can receive any incentive compensation from that plan.

EMPLOYEE:

Douglas G. Borror	(Date)

RECEIVED BY:

(Authorized Dominion Homes, Inc. representative)	(Date)

Print Name

ATTACHMENT

TO

DOMINION HOMES, INC.

INCENTIVE GROWTH PLAN

NOTICE OF PARTICIPATION AND ELGIBILITY

Beneficiary Designation

Primary Beneficiary Designation. I designate the following persons as my Primary Beneficiary or Beneficiaries to receive any amounts payable on my death under this Agreement. This benefit will be paid, in the proportion specified, to:

100	% to	the then acting trustee of the trust agreement executed by Douglas G. Borror
		(Name)	(Relationship)
as grantor and as trustee, on June 18, 2001, as amended.

______	% to	_________________________________________________________________
		(Name)	(Relationship)

Address:	_____________________________________________________________________

______	% to	_________________________________________________________________
		(Name)	(Relationship)

Address:	_____________________________________________________________________

______	% to	_________________________________________________________________
		(Name)	(Relationship)

Address:	_____________________________________________________________________

Note: You are not required to name more than one Primary Beneficiary but if you do, the sum of these percentages may not be larger than 100 percent.

Contingent Beneficiary Designation. If one or more of my Primary Beneficiaries dies before I die, I direct that any amounts payable on my death under this Agreement benefit that might otherwise have been paid to that Beneficiary:

______	Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

______	Be distributed among the following Contingent Beneficiaries.

______	% to	_________________________________________________________________
		(Name)	(Relationship)
Address:	_____________________________________________________________________

______	% to	_________________________________________________________________
		(Name)	(Relationship)
Address:	_____________________________________________________________________

______	% to	_________________________________________________________________
		(Name)	(Relationship)
Address:	_____________________________________________________________________

Note: You are not required to name more than one Contingent Beneficiary but if you do, the sum of these percentages may not be larger than 100 percent.

(Signature)	(Date)

Douglas G. Borror
(Print Name)

(Address)

RECEIVED BY:

(Authorized Dominion Homes, Inc. representative)	(Date)